AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT
     This Amendment to Amended and Restated Rights Agreement dated as of April 27, 2006 (this “Amendment”), between Liberty Property Trust, a Maryland real estate investment trust (the “Company”), and Wells Fargo Bank, National Association, a national banking association (as successor to EquiServe Trust Company, N.A.) (the “Rights Agent”).
WITNESSETH:
     WHEREAS, the Company and the Rights Agent constitute all of the parties to that certain Amended and Restated Rights Agreement, dated as of September 14, 2004 (the “Rights Agreement”), and desire to amend the Rights Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, and pursuant to the Rights Agreement and in accordance with Section 26 thereof, the parties hereto do hereby agree as follows (capitalized terms used but not defined herein have the meanings ascribed to such terms in the Rights Agreement):
1. Amendment to the Rights Agreement. The Rights Agreement shall be amended and restated in its entirety to read as follows:
Section 1(g) of the Rights Agreement is hereby replaced in its entirety by the following sentence:
“Exempted Person” shall mean Cohen & Steers Capital Management, Inc. and Cohen & Steers, Inc.; provided, however, that neither Cohen & Steers Capital Management, Inc. nor Cohen & Steers, Inc. shall continue to be deemed to be an Exempted Person, and each shall be deemed an Acquiring Person if Cohen & Steers Capital Management, Inc. and Cohen & Steers, Inc., together with all Affiliates and Associates of Cohen & Steers Capital Management, Inc. and Cohen & Steers, Inc., become the Beneficial Owner of, in the aggregate, more than 14.9% of the then outstanding Common Shares. A purchaser, assignee or transferee of the Common Shares from an Exempted Person shall not thereby become an Exempted Person.
2. Miscellaneous.
     (a) The laws of the State of Delaware shall govern the validity, interpretation, construction, performance, and enforcement of this Agreement, excluding the choice of laws provisions of the State of Delaware.
     (b) Except as modified herein, all other terms and provisions of the Rights Agreement (including the Exhibits thereto) are unchanged and remain in full force and effect.

     (c) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment shall become effective when each party to this Amendment shall have received a counterpart hereof signed by the other party to this Amendment.
     (d) This Amendment shall be binding upon any permitted assignee, transferee, successor or assign to any of the parties hereto.
     (e) If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
     (f) The officer of the Company executing this Amendment on behalf of the Company hereby certifies on behalf of the company that this Amendment complies with Section 26 of the Rights Agreement.
     (g) In all respects not inconsistent with the terms and provisions of this Amendment, the Rights Agreement is hereby ratified, adopted, approved and confirmed. In executing and delivering this Amendment, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized representatives as of the date first written above.

LIBERTY PROPERTY TRUST
By:	/s/ James J. Bowes
	Name:	James J. Bowes
	Title:	Secretary and General Counsel

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Claudine Anderson
	Name:	Claudine Anderson
	Title:	Asst Vice President